EXHIBIT 10.11

                      TEL-COM WIRELESS CABLE TV CORPORATION
                             1995 STOCK OPT10N PLAN

         Tel-Com Wireless Cable TV Corporation, a Florida corporation (the "Company"), hereby adopts a stock option plan (the "Plan") for its key employees, officers, directors and consultants, in accordance with the following terms and conditions.

         1. PURPOSE OF THE PLAN. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under
Section 422A of the Internal Revenue Code of 1986.

         2. DEFINITIONS. For- purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

                  (a) "Board of Directors" means the board of directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

                  (c) "Company" means Tel-Com Wireless Cable TV Corporation, a Florida corporation.

                  (d) "Eligible Employee" means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in Section 422A of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

                  (e) "Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is intended to qualify as an "incentive stock option," as defined in Section 422A of the Code.

                  (f) "Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is not intended to qualify as an "incentive stock option" as defined in Section 422A of the Code.

                  (g) "Option" means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

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                  (h) "Option Agreement" means a written agreement by and
between the Company and an Optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

                  (i) "Optionee" means any Eligible Employee who is granted an Option as provided in the Plan.

                  (j) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 425(e) of the Code, which the Board of Directors of the Company has elected to be covered by the Plan.

                  (k) "Plan" shall mean the Company's 1995 Stock Option Plan.

                  (l) "Stock" means authorized and unissued shares of the Company's Common Stock, $.001 par value per share.

                  (m) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 425(f) of the Code, which the Board of Directors has elected to be covered by the Plan.

                  (n) Where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.

         3. STOCK SUBJECT TO OPTION.

                  (a) TOTAL NUMBER OF SHARES. The total number of shares of Stock which may be issued by the Company to all Optionees under this Plan is 200,000 shares. The total number of shares of Stock which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

                  (b) EXPIRED OPTIONS. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the shares (or remaining shares) of Stock subject to that particular Option shall again be available for grant under this Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) BOARD OF DIRECTORS. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

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                  (b) STOCK OPTION PLAN COMMITTEE. The Board of Directors may
from time to time appoint a Stock Option Plan Committee consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, in its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.

                  (c) COMPLIANCE WITH INTERNAL REVENUE CODE. The Board of Directors (or Committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of
Section 422A of the Code.

         5. SELECTION OF OPTIONEES.

                  (a) DISCRETION OF THE BOARD OF DIRECTORS. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

                  (b) LIMITATION ON GRANT OF OPTIONS. An Incentive Stock Option may not be granted to any Optionee if the grant of such Option to such Optionee would otherwise cause the aggregate fair market value (determined at the time the Option is granted) of the Stock for which Options are exercisable for the first time by such Optionee under all incentive stock option plans of the Company during any calendar year to exceed $100,000. Nonqualified Stock Options may be granted to Eligible Employees at the sole discretion of the Board of Directors.

         6. OPTION AGREEMENT. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify such Options as Incentive Stock Options or Nonqualified Stock Options.

         7. OPTION PRICES.

                  (a) DETERMINATION OF OPTION PRICE. The option price for Stock shall not be less than one hundred percent (100%) of the fair market value of the Stock on the date of the grant of such Options. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option.

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                  (b) DETERMINATION OF FAIR MARKET VALUE. For the purpose of this Plan, the fair market value of the Stock on the date of granting an Option shall be determined by the Board of Directors in accordance with the applicable regulations under the Code.

                  (c) DETERMINATION OF STOCK OWNERSHIP. For purposes of paragraphs 7 and 8, an Optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 425(d) of the Code.

         8. TERM OF OPTION. The term of an Option may vary within the sole discretion of the Board of Directors, provided, however, that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock Option may be canceled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof) or any unauthorized attempted transfer or assignment of the Option (as more particularly described in paragraph 10 hereof). A Nonqualified Stock Option may be canceled only in connection with the termination of employment (or consulting contract) or death of an Optionee, the removal or resignation of an Optionee who is a director, or any unauthorized attempted transfer or assignment of the Option.

         9. EXERCISE OF OPTION.

                  (a) LIMITATION ON EXERCISE OF OPTION. Except as otherwise provided herein, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement.

                  (b) EXERCISE PRIOR TO CANCELLATION. An Option shall be exercisable only during the term of the Option as long as the Optionee is in "Continuous Employment' with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof Notwithstanding the preceding sentence, as long as the Option's term has not expired, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable;

                           (i) for a period ending ninety (90) days after the
termination of the Optionee's Continuous Employment with the Company, unless the Optionee was terminated for Cause by the Company, in which case the Option terminates on the effective date of termination of employment; or

                           (ii) for a period ending ninety (90) days after the
removal or resignation of the Optionee from the Board of Directors, which such Optionee has served; or

                           (iii) by the estate of the Optionee, within one (1)
year after the date of the Optionee's death, if the Optionee should die while in the Continuous Employment of the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or

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                           (iv) within one (1) year after the Optionee's
employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.

         For purposes of this Plan, the term "Continuous Employment" shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) with the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term "Cause" as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company's reasonable directives and policies, willful disobedience or insubordination;
(iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof, or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

                  (c) METHOD OF EXERCISING AN OPTION. Subject to the provisions of any particular Option Agreement, including any provisions relating to vesting of an Option, an Optionee may exercise an Option, in whole or in part, by first providing written notice to the Company stating in such written notice the number of shares of Stock such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the shares of Stock. In no event may an Option be exercised after the expiration of its term. The date of exercise shall be the date a proper notice of exercise is received by the designated Company authority. An Optionee is under no obligation to exercise an Option or any part thereof.

                  (d) PAYMENT FOR OPTION STOCK. The exercise of any Option shall be contingent upon prior or simultaneous receipt by the Company of cash or a certified bank check to its order, shares of the Company's Common Stock, or any combination of the foregoing in an amount equal to the full option price of the shares of Stock being purchased. For purposes of this paragraph 9, shares of the Company's Common Stock that are delivered in payment of the option price shall be valued at their fair market value, as determined under the provisions of this Plan. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

                  (e) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Stock is greater than the full option price of such


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share of Stock (at the date of calculation as set forth below), in lieu of exercising any Option for cash, the Optionee may elect to receive Stock equal to the value (as determined below) of the Option (or the portion thereof being exercised) by delivery to the designated Company authority of the properly completed and endorsed Notice of Exercise of Option, in which event the Company shall issue to the Optionee a number of shares of Stock computed using the following formula:

         X = Y(A-B)
             ------
               A

         Where    X =      the number of shares of Stock to be issued to the
                           Optionee

                  Y = the number of shares of Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

                  A = the fair market value of one share of the Company's Stock (at the date of such calculation)

                  B = the full Option price of one share of Stock being g purchased (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Stock shall be determined by the Company's Board of Directors in good faith; provided; however, that where there is a public market for the Company's Stock, the fair market value per share shall be the average of the closing bid and asked prices of the Company's Stock quoted in the Over-The-Counter Market Summary or of the closing prices quoted on the NASDAQ National Market System or on any exchange on which the Stock is listed, whichever is applicable, as published in the Western Edition of the WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) for the five (5) trading days prior to the date of determination of fair market value.

                  (f) DELIVERY OF STOCK TO OPTIONEE. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of shares of Stock which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed, without postponing the actual date of exercise, at the sole discretion of the Company, to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of shares of Stock, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.

         10. NONTRANSFERABILITY OF OPTIONS. Except as otherwise provided in paragraph 9(b)(iii) and (iv) hereof, an Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Option may not be sold, exchanged, assigned,


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

pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, such Option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

         11. COMPLIANCE WITH THE SECURITIES LAWS.

                  (a) OPTIONEE'S WRITTEN STATEMENT. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his option, he shall furnish a written statement to the Company that he is acquiring such shares of Stock for investment purposes only and that he has no intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the shares of Stock pertaining to the Option are not registered under the Securities Act of 1933, as amended (the "Act"), the Florida securities laws, or any other state securities laws. In the event that shares of Stock subject to the Option are registered with the Securities and Exchange Commission, an Optionee shall no longer be required to comply with this subparagraph 11(a).

                  (b) REGISTRATION REQUIREMENTS. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification of the shares of Stock subject to an Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

                  (c) RESTRICTIONS ON TRANSFER OF SHARES. Subject to the Company's repurchase agreement and right of first refusal, as more particularly set forth in paragraph 14 hereof, the shares of Stock acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such shares of Stock may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or
(ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.

                  (d) RESTRICTIVE LEGEND. In order to enforce the restrictions imposed upon shares of Stock under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing shares of Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

                  "The shares of Common Stock evidenced by this certificate have been issued under the Tel-Com Wireless Cable TV Corporation

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

                  1995 Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.

                  These shares have not been registered under the Securities Act of 1933, as amended (the "Act"), the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available.

                  These shares are subject to a repurchase agreement and right of first refusal as set forth in the Stock Option Agreement dated __________________, by and between the shareholder and Tel-Com Wireless Cable TV Corporation, and any sale, transfer, gift, pledge, or encumbrance of these shares is subject to this repurchase agreement and right of first refusal."

         12. CHANGES IN CAPITAL STRUCTURE OF COMPANY. In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

         13. REORGANIZATION. DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, or any merger or combination involving the Company, in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of all Options previously issued upon such notice, and the holders thereof may, in such event, exercise such Options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.

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         14. OPTION TO REPURCHASE; RIGHT OF FIRST REFUSAL.

                  (a) COMPANY'S OPTION. Any Stock purchased pursuant to this Plan shall be subject to an option to repurchase such Stock by the Company until the Company becomes publicly held. Such option may be exercised by the Company during said period only in the event of the Optionee's voluntary termination of employment or the involuntary termination of employment of the Optionee (except in the event of a sale or liquidation of the Company in an acquisition), or in the event of the resignation or removal of the Optionee from the Board of Directors of the Company or any Parent, Subsidiary or successor thereof, or in the event of the Optionee's death (the "Terminating Events"). The Company must elect to exercise the option to repurchase within sixty (60) days following a Terminating Event, otherwise such option shall expire. In order to exercise the option, the Company must notify the Optionee of its intent to exercise its option by mailing a notice to the Optionee or the representative of the Optionee's estate at the last address contained in the Company's files for such Optionee. Such notice shall state that the Company intends to exercise its option and shall state the purchase price per share which will be paid by the Company and the date on which such option will be exercised, which date will not be earlier than ten (10) days following the date of mailing said notice nor later than sixty (60) days following the date of the Terminating Event (the "Termination Date"). Such purchase price shall be the fair market value of the Stock as determined by the Board of Directors as of the Termination Date. The purchase price shall be evidenced by a promissory note, bearing interest at the applicable federal rate under Section 1274(d) of the Code, which note may be paid in full at any time without penalty. Payments on said note shall be made in three (3) equal annual installments commencing six (6) months after the Termination Date.

                  (b) RIGHT OF FIRST REFUSAL. Until the Company becomes publicly held, the Company will have the irrevocable right, privilege, and option to purchase any Stock purchased by the Optionee pursuant to an Option at any time when the Optionee or any subsequent holder of said Stock ("Holder") receives a bona fide offer to purchase part or all of said Stock by any other party, which offer is acceptable to such Optionee or Holder, at the same price and upon the same terms as such other party offers for the Stock or at fair market value of the Stock as determined by the Board of Directors, whichever price is lower. If the Optionee or Holder objects to the fair market value set by the Board of Directors, the Optionee has the right to have the Stock appraised by a qualified, independent appraiser with the cost of such appraisal to be paid by the Optionee or Holder. After such appraisal, the Company shall have the option to purchase the Stock on the terms of the bona fide offer or the appraisal, whichever is less. The Optionee or Holder will, upon receipt of such an offer, notify the Board of Directors of such offer and provide the Board with a copy of the written offer signed by the offeror, and the Company will then be allowed thirty (30) days from the date the Board of Directors receives such notice, not counting the day of receiving the same, within which to notify the Optionee or Holder of the Company's intention to exercise this option. Thereafter, the Company shall enter into an agreement in writing with the Optionee or Holder within fifteen (15) days to effectuate the purchase. Payment shall be deemed to have been made by the Company, its successor or assignee, upon the deposit of a check for the full purchase price in the U.S. Mail, addressed to the Optionee at the Optionee's last known address. No Optionee or Holder may sell Stock to any other party until he has conformed to the requirements of this paragraph 14 and the Company has failed or refused to exercise its option. This right of first refusal will continue until the Company becomes publicly held. As used in this paragraph 14, "Optionee" shall include the executor or


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

administrator of the estate of the Optionee or the person to whom the Stock shall pass by will or by the laws of descent and distribution.

                  (c) DELIVERY OF STOCK CERTIFICATES. Upon receipt of any notice, pursuant to paragraphs 14(a) or 14(b) hereof from the Company, the Optionee shall deliver the certificates representing such shares of Stock to the Company within ten (10) days from the date of such notice, along with a properly executed stock power authorizing the Company to transfer said shares to the Company, its successor or assignee.

         15. ESCROW. In order to enforce the restrictions imposed upon shares under this Plan, the Board of Directors or Stock Option Plan Committee may require any Optionee to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.

         16. APPLICATION OF FUNDS. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.

         17. OPTIONEE'S RIGHTS AS A HOLDER OF SHARES.

                  (a) PRIOR TO EXERCISE. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates representing such shares of Stock are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                  (b) DIVIDENDS. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the shares of Stock registered in their names. A stock certificate representing dividends declared and paid in shares of Stock shall be issued and delivered to the purchaser after such shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

                  (c) VOTING RIGHTS. Purchasers of shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the shares of Stock purchased.

         18. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) DISCRETION OF THE BOARD OF DIRECTORS. The Board of Directors may amend or terminate this Plan at any time; provided, however, that
(i) any such amendment or termination shall not adversely affect the rights of Optionees who were granted Options prior thereto, (ii) any such amendment shall not result in a "modification" of any Option within the meaning of Section 425(h) of the Code, and (iii) any amendment which increases the total


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number of shares of Stock covered by this Plan or changes the definition of
Eligible Employee shall be subject to obtaining the approval of the Company's shareholders.

                  (b) AUTOMATIC TERMINATION. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 18(b). Any Option outstanding at the time the Plan is terminated under this subparagraph 18(b) shall remain in effect until the Option is exercised or expires.

         19. MISCELLANEOUS.

                  (a) NOTICES. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

                  (b) EFFECTIVE DATE OF THE PLAN. The effective date of this Plan shall be the earlier of the date on which the Board adopts the Plan, or the date of its approval by the shareholders of the Company.

                  (c) EMPLOYMENT. Nothing in the Plan or in any Option granted hereunder, or in any Stock Option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

                  (d) PLAN BINDING. The Plan shall be binding upon the successors and assigns of the Company.

                  (e) GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

                  (f) HEADINGS. Captioned headings of paragraphs and subparagraphs hereof are inserted for convenience and reference, and constitute no part of the Plan.

                  (g) APPLICABLE LAW. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of the State of Florida and the United States of America.

         Adopted by the Board of Directors on JANUARY 18, 1995.

         Adopted by the Shareholders on JANUARY 18, 1995.

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